UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 31, 2010

SERVIDYNE, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	0-10146	58-0522129

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1945 The Exchange
Suite 300
Atlanta, Georgia	30339-2029

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 953-0304
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Company’s Annual Meeting of Shareholders held on August 25, 2010, the Company’s shareholders elected five (5) directors to constitute the Board of Directors until the next Annual Meeting of Shareholders and until their successors are qualified and elected.
The results of the voting were as follows:
Election of Directors

Director	Votes for	Votes Withheld	Broker Non-Votes
Alan R. Abrams	2,196,587	54,507	0
Samuel E. Allen	2,196,817	54,277	0
Gilbert L. Danielson	1,984,169	266,925	0
Herschel Kahn	2,196,617	54,477	0
Robert T. McWhinney, Jr.	2,194,908	56,186	0

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVIDYNE, INC.
Dated: August 31, 2010	By:	/s/ Rick A. Paternostro
Rick A. Paternostro
Chief Financial Officer